                                                            EXHIBIT 10.73

                SUMMARY OF NAMED EXECUTIVES COMPENSATION FOR 2005

1. Edward J.  Pettinella  - President  and Chief  Executive  Officer.  While Mr.
Pettinella has an Employment  Agreement that has previously  been filed with the
Securities and Exchange  Commission,  the following items of  compensation  were subject  to the  discretion  of the  Compensation  Committee  of  the  Board  of
Directors,  which has determined Mr.  Pettinella's  2005  compensation  to be as follows:

     Base Salary: $500,000 annually

     Incentive  Compensation:  A  bonus  factor  of 13 will  be  applied  to Mr.
     Pettinella's 2005 base salary to determine his 2005 incentive  compensation
     (payable in 2006) pursuant to the Incentive  Compensation  Plan ( a copy of which is being filed as an exhibit  simultaneously  with the filing of this exhibit).  Payment of 100% of Mr.  Pettinella's  incentive  compensation is completely in the discretion of the Compensation Committee.

     Restricted  Stock:  10,000  shares on February  16, 2005 with  restrictions lapsing 25% per year.

     Stock Options: To be determined.

2.  Nelson B.  Leenhouts  - Senior  Advisor,  and,  prior to  January  1,  2004,
President.  Mr.  Leenhouts'  compensation  for 2005  will be as set  forth in an
Employment  Agreement  that has  previously  been filed with the  Securities and
Exchange Commission.

3. Norman P. Leenhouts - Senior Advisor, and, prior to January 1, 2004 Chairman.
Mr.  Leenhouts'  compensation  for 2005  will be as set  forth in an  Employment
Agreement  that has  previously  been filed  with the  Securities  and  Exchange
Commission.

4. David P. Gardner - Chief Financial Officer and Executive Vice President.

     Base Salary: $263,000 annually

     Incentive  Compensation:  A  bonus  factor  of 8  will  be  applied  to Mr.
     Gardner's 2005 base salary pursuant to the Incentive  Compensation  Plan to determine his 2005 incentive  compensation  payable in 2006. Payment of 50%
     of Mr. Gardner's  incentive  compensation is within the discretion of other members of senior management.

     Restricted  Stock:  5,500  shares on February  16,  2005 with  restrictions lapsing 25% per year.

     Stock Options: To be determined.

5. Ann M. McCormick - General Counsel, Executive Vice President and Secretary.

     Base Salary: $248,000 annually

     Incentive  Compensation:  bonus  factor  of  8  will  be  applied  to  Mrs.
     McCormick's 2005 base salary pursuant to the Incentive Compensation Plan to determine his 2005 incentive  compensation  payable in 2006. Payment of 50%
     of Mrs.  McCormick's  incentive  compensation  is within the  discretion of other members of senior management.

     Restricted  Stock:  4,500  shares on February  16,  2005 with  restrictions lapsing 25% per year.

     Stock Options: To be determined.

6. Scott A. Doyle - Senior Vice President.

     Base Salary: $233,000 annually

     Incentive  Compensation:  bonus factor of 7 will be applied to Mr.  Doyle's
     2005 base salary pursuant to the Incentive  Compensation  Plan to determine his 2005  incentive  compensation  payable  in 2006.  Payment of 50% of Mr.
     Doyle's incentive compensation is within the discretion of other members of senior management.

     Restricted  Stock:  3,000  shares on February  16,  2005 with  restrictions lapsing 25% per year.

     Stock Options: To be determined.

7. John E. Smith - Senior Vice President

     Base Salary: $205,000 annually

     Incentive Compensation:  A bonus factor of 7 will be applied to Mr. Smith's
     2005 base salary pursuant to the Incentive  Compensation  Plan to determine his 2005  incentive  compensation  payable  in 2006.  Payment of 50% of Mr.
     Smith's incentive compensation is within the discretion of other members of senior management.

     Restricted  Stock:  2,000  shares on February  16,  2005 with  restrictions lapsing 25% per year.

     Stock Options: To be determined.